CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
CONSOLIDATED STATEMENTS OF OPERATIONS
Revenue	$ 11,552	$ 10,507
Cost of goods sold	11,188	9,859
Gross profit	364	648
Selling, general and administrative expenses	9,368	5,611
Loss from operations	(9,004)	(4,963)
Other income / (expense)
Interest expense, net	(2,033)	(617)
Gain (Loss) from extinguishment of debt	(826)	42
Other income / (loss)	(590)	0
Total other income / (expense)	(3,449)	(575)
NET LOSS	$ (12,453)	$ (5,538)
Net Income / (Loss) per common share - basic and diluted (1)	$ (48.68)	$ (39.28)
Weighted-Average Number of Common Shares Outstanding - Basic and Diluted (1)	255,776	141,005